UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2016 (September 7, 2016)

EverBank Financial Corp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)
904-281-6000
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Registrant’s telephone number, including area code

Not Applicable
__________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2016, EverBank Financial Corp (the “Company”) announced that, in connection with the closing of the Company’s previously announced merger (the “Merger”) with Teachers Insurance and Annuity Association of America (“TIAA”), Robert M. Clements will retire from his positions as the Chairman and Chief Executive Officer of the Company and EverBank, a wholly owned subsidiary of the Company, effective at the closing of the Merger. Additionally, TIAA and the Company jointly announced that Mr. Clements has agreed to serve as a director of the combined federal savings association following the closing of the Merger.

Item 7.01         Regulation FD Disclosure.

On September 7, 2016, the Company and TIAA issued the joint press release attached hereto as Exhibit 99.1.
The information contained in this Item 7.01, as well as the exhibit referenced herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements, particularly those statements regarding the benefits of the proposed Merger between TIAA and the Company, the anticipated timing of the transaction and the products and markets of each company, by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “strategy,” “future,” “opportunity,” “will likely result” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.
A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this Current Report on Form 8‑K, including, but not limited to: the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; required governmental approvals of the Merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and materially burdensome or adverse regulatory conditions may be imposed in connection with any such governmental approvals; the Company’s stockholders may fail to approve the Merger; the parties to the Merger Agreement may fail to satisfy other conditions to the completion of the Merger, or may not be able to meet expectations regarding the timing and completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results, and business generally; risks that the proposed Merger disrupts current plans and operations of the Company and potential difficulties in the Company employee retention as a result of the Merger; risks related to diverting management’s attention from the Company’s ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company related to the Agreement and Plan of Merger or the Merger; the amount of the costs, fees, expenses and other charges related to the Merger; the ability of TIAA to successfully integrate the Company’s operations, product lines, and technology; the ability of TIAA to implement its plans, forecasts, and other expectations with respect to the Company’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation; the impact of changes in interest rates; and political instability. For additional factors that could materially affect our financial results and our business generally, please refer to the Company’s filings with the SEC, including but not limited to, the factors, uncertainties and risks described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Company

undertakes no obligation to revise these statements following the date of this Current Report on Form 8‑K, except as required by law.
Additional Information and Where to Find It
This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Merger between the Company and TIAA. In connection with the Merger, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. INVESTORS AND STOCKHOLDERS of the Company ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website (http://www.sec.gov). Investors and stockholders may also obtain copies of documents filed by the Company with the SEC by contacting the Company at Investor Relations, EverBank Financial Corp, 501 Riverside Ave. 12th Floor, Jacksonville, FL 32202, by email at scott.verlander@everbank.com, or by visiting the Company’s website (http://about.everbank/investors/).
Participants in Solicitation
The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of the Company Common Stock in connection with the proposed Merger. Information about the Company’s directors and executive officers is available in the Company’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description.

99.1	Joint press release, dated September 7, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp
(Registrant)

By:	/s/ Jean-Marc Corredor
	Name:	Jean-Marc Corredor
	Title:	Senior Vice President, Associate General Counsel and Assistant Secretary

Dated: September 7, 2016

EXHIBIT LIST

Exhibit No.	Description

99.1	Joint press release, dated September 7, 2016.